Exhibit 24

Power of Attorney

Each director and/or officer of American Eagle Outfitters, Inc. (The "Corporation" ) whose signature appears below hereby appoints Laura A. Weil or Dale E. Clifton as his or her attorneys or any of them individually as his or her attorney, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the year ended February 1, 2003, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, we have hereunto set our hands as of March 18, 2003.

Signature                                                         Title

/s/ Roger S. Markfield                                      President, Co-Chief Executive Officer and Director
Roger S. Markfield                                          (Principal Executive Officer)

/s/ James V. O'Donnell                                    Co-Chief Executive Officer and Director
James V. O'Donnell                                         (Principal Executive Officer)

/s/ Laura A. Weil                                             Executive Vice President and Chief Financial Officer
Laura A. Weil                                                  (Principal Financial Officer)

/s/ Dale E. Clifton                                            Vice President, Controller, and Chief Accounting Officer
Dale E. Clifton                                                  (Principal Accounting Officer)

/s/ Jay L. Schottenstein                                  Chairman of the Board and Director
Jay L. Schottenstein

/s/ George Kolber                                            Vice Chairman of the Board and Director
George Kolber

/s/ Ari Deshe                                                    Director
Ari Deshe

/s/ Jon P. Diamond                                           Director
Jon P. Diamond

/s/ Martin P. Doolan                                         Director
Martin P. Doolan

/s/ Gilbert W. Harrison                                     Director
Gilbert W. Harrison

/s/ Michael G. Jesselson                                  Director
Michael G. Jesselson

/s/ Thomas R. Ketteler                                     Director
Thomas R. Ketteler

/s/ John L. Marakas                                          Director
John L. Marakas

/s/ David W. Thompson                                   Director
David W. Thompson

/s/ Gerald E. Wedren                                        Director
Gerald E. Wedren